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                                                                     Exhibit 1.1



                    MITSUI VENDOR LEASING ASSET TRUST 1998-1
                 RECEIVABLE-BACKED NOTES, CLASS A-1, CLASS A-2,
                         CLASS A-3, and Class A-4

                             UNDERWRITING AGREEMENT




                                                 November [__], 1998

First Union Capital Markets, a division of Wheat First Securities, Inc. [Other Underwriters]

c/o First Union Capital Markets, a division of Wheat First Securities, Inc. 301 South College Street, TW-9
Charlotte, North Carolina 28288-0610

Ladies and Gentlemen:

                  Mitsui Vendor Leasing Funding Corp. II, a Delaware corporation (the "Trust Depositor"), proposes to cause Mitsui Vendor Leasing Asset Trust 1998-1 (the "Trust") to issue the asset backed notes identified in Schedule I hereto (the "Notes"). The Notes will be issued pursuant to and secured by an indenture (the "Indenture") to be entered into between the Trust and Bankers Trust Company ("Bankers Trust"), as trustee (the "Indenture Trustee"), the form of which has been filed as an exhibit to the Registration Statement (as defined below). The Notes identified in Schedule I hereto will be sold in a public offering through the underwriters listed in Schedule II hereto, one or more of which may act as representative of such underwriters (any underwriter through which Notes are sold shall be referred to herein as an "Underwriter" or, collectively, all such Underwriters may be referred to as the "Underwriters"; any representatives thereof may be referred to herein as a "Representative"). To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Sale and Servicing Agreement among the Trust, the Trust Depositor, Bankers Trust, as back-up servicer, and Mitsui Vendor Leasing Funding Corp., as the seller and the servicer (the "Seller" or the "Servicer"), dated as of November [__], 1998.

     Section 1. Representations and Warranties. The Trust Depositor, the Servicer and Mitsui Leasing and Development, Limited ("Mitsui"), jointly and severally, represent and warrant to each Underwriter that:

     (a) The Trust Depositor has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-1 (registration number 333-[_______]), including a form of prospectus, relating to the Notes. The registration statement, and any post-effective amendment thereto, each in the form heretofore delivered to you and, excluding exhibits thereto, have been declared effective by the Commission. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission and "Effective Date" means the date of the Effective Time. The Trust Depositor has furnished to you, for use by the Underwriters, copies of one or more preliminary prospectuses (each, a "Preliminary Prospectus"), relating to the Notes. Except where the context otherwise requires, the registration statement, as amended at the Effective Time, including all documents filed as a part thereof, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed to be part of the registration statement as of the Effective Time pursuant to Rule 430A under the Securities Act, is herein called the "Registration Statement", and the prospectus, in the form filed by the Trust Depositor with the Commission pursuant to Rule 424(b) under the Securities Act or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is hereinafter called the "Prospectus".

     (b) The Registration Statement relating to the Notes, has been filed with the Commission and such Registration Statement has become effective. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Trust Depositor, the Servicer or Mitsui, threatened by the Commission. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing

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thereof, conformed in all material respects to the requirements of the
Securities Act, and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made (and taking into account Rule 430A of the Securities Act, which permits certain information to be omitted from a preliminary prospectus), not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon or conformity with the Underwriters' Information (as defined in Section 10(d) herein).

     (c) The Registration Statement conforms, and any amendments or supplements thereto and the Prospectus will conform, in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however that this representation and warranty shall not apply to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) of the Indenture Trustee under the Trust Indenture Act or (ii) any Underwriters' Information (as defined in Section 10(d) herein) contained therein. The Indenture conforms in all respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder.

     (d) Mitsui and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority could not have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of Mitsui and its subsidiaries taken as a whole.

     (e) All the outstanding shares of capital stock of the Trust Depositor have been duly authorized and validly issued, are fully paid and nonassessable and are owned, as described in the Prospectus, 95.1% by Mitsui and 4.9% by The Sakura Bank Limited directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

     (f) (i) the Sale and Servicing Agreement, when duly executed by the Trust Depositor and the Servicer and delivered by such parties, will constitute a valid and binding agreement of the Trust Depositor and the Servicer enforceable against them in accordance with its terms; (ii) the Indenture, when duly executed by the Indenture Trustee and delivered by the Indenture Trustee, will constitute a valid and binding agreement of the Trust enforceable against the Trust in accordance with its terms; (iii) the Notes, when duly executed, authenticated, issued and delivered as provided in the Indenture, will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Trust entitled to the benefits of the Indenture and enforceable in accordance with its terms; and (iv) the Indenture, the Sale and Servicing Agreement, the Trust Agreement among the Trust Depositor, the Servicer and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), and the Transfer and Sale Agreement (the "Transfer and Sale Agreement") between the Trust Depositor and the Servicer (collectively, the "Transaction Agreements") and the Notes conform to the descriptions thereof contained in the Prospectus.

     (g) The representations and warranties of the Trust Depositor in Section
2.4 of the Sale and Servicing Agreement and Section 3.2 of the Transfer and Sale Agreement will be true and correct as of the Closing Date.

     (h) The representations and warranties of the Servicer in Section 3.6 of the Sale and Servicing Agreement and Section 3.1 of the Transfer and Sale Agreement will be true and correct as of the Closing Date.

     (i) The execution, delivery and performance of this Agreement, the Transaction Agreements to which Mitsui or its subsidiaries, as the case may be, is a party and the issuance and sale of the Notes, the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Mitsui or any of its subsidiaries is a party or by which Mitsui or any of its subsidiaries is bound or to which any of the

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property or assets of Mitsui or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of Mitsui or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Mitsui or any of its subsidiaries or any of their properties or assets; and except for the registration of the Notes under the Securities Act, the qualification of the Indenture under the Trust Indenture Act, such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") and applicable state securities laws in connection with the purchase and distribution of the Notes by the Underwriters and the filing of any financing statements required to perfect the Trust's interest in the Trust Assets, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Transaction Agreements, the issuance and sale of the Notes and the consummation of the transactions contemplated hereby and thereby.

     (j) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change, or any development involving a prospective change, in or affecting the Trust Depositor, the Servicer or Mitsui (other than as contemplated in the Registration Statement) which would be expected to have a material adverse effect on either
(i) the ability of such person to consummate the transactions contemplated by, or to perform its respective obligations under, this Agreement or the Transaction Agreements or (ii) the Contracts or the Trust Assets.

     (k) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act and which have not been so described or filed.

     (l) Any taxes, fees and other governmental charges that are assessed and due in connection with the execution, delivery and issuance of this Agreement or the Transaction Agreements shall have been paid or will be paid at or prior to the Closing Date to the extent then due.

     (m) There are no legal or governmental proceedings pending to which Mitsui or any of its subsidiaries is a party or of which any property or assets of Mitsui or any of its subsidiaries is the subject which, individually or in the aggregate, would (i) be reasonably likely to, if determined adversely to Mitsui or any of its subsidiaries, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of Mitsui and its subsidiaries taken as a whole; and to the best of Mitsui's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others, (ii) assert the invalidity of this Agreement or the Transaction Agreements, (iii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or the Transaction Agreements, (iii) be reasonably likely to, if determined adversely to Mitsui or any of its subsidiaries, materially and adversely affect the performance by the Trust Depositor, the Servicer or Mitsui of their respective obligations under, or the validity or enforceability of, this Agreement or the Transaction Agreements, as applicable, or (iv) seek to affect adversely the federal income tax attributes of the Notes described in the Prospectus.

     (n) Neither Mitsui nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except any violation or default that could not have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of Mitsui and its subsidiaries taken as a whole.

     (o) This Agreement has been duly authorized, executed and delivered by each of the Trust Depositor, the Servicer and Mitsui.

     (p) In accordance with General Accepted Accounting Principles, as currently in effect, each party to the Sale and Servicing Agreement will treat the transactions contemplated by the Sale and Servicing Agreement as a sale of the Contracts and the Servicer's interest in the related Equipment to the Trust Depositor.

     (q) Neither the Trust Depositor nor the Servicer is required to be registered under the Investment Company Act of 1940, as amended.

     Section 2. Purchase and Sale.  Subject to the terms and  conditions  and in

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reliance upon the covenants, representations and warranties herein set forth, the Trust Depositor agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust Depositor, the principal amount of Notes set forth opposite such Underwriter's name in Schedule II hereto. The purchase price for the Notes shall be as set forth in Schedule I hereto.

     Section 3. Delivery and Payment. Payment for the Notes shall be made to the Trust Depositor or to its order by wire transfer of same day funds at the office of [Brown & Wood in New York, New York at 9:00 A.M., New York City time], on the Closing Date (as hereinafter defined), or at such other time on the same or such other date as the Representative and the Trust Depositor may agree upon. The time and date of such payment for the Notes as specified in Schedule I hereto are referred to herein as the "Closing Date." As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

         Payment for the Notes shall be made against delivery to the Representative for the respective accounts of the several Underwriters of the Notes registered in the name of Cede & Co. as nominee of The Depository Trust Company and in such denominations as the Representative shall request in writing not later than two full Business Days prior to the Closing Date. The Trust Depositor shall make the Notes available for inspection by the Representative in New York, New York not later than one full Business Day prior to the Closing Date.

     Section 4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Notes for sale to the public, which may include selected dealers, as set forth in the Prospectus.

     Section 5. Covenants of the Trust Depositor, the Servicer and Mitsui. The Trust Depositor, the Servicer and Mitsui, jointly and severally, covenant and agree with each Underwriter as follows:

     (a) The Trust Depositor will prepare the Prospectus in a form approved by the Representative and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act.

     (b) During the period that a prospectus relating to the Notes is required to be delivered under the Securities Act in connection with sales of such Notes (such period being hereinafter sometimes referred to as the "prospectus delivery period"), before filing any amendment or supplement to the Registration Statement or the Prospectus, the Trust Depositor will furnish to the Representative a copy of the proposed amendment or supplement for review and will not file any such proposed amendment or supplement to which the Representative reasonably objects.

     (c) During the prospectus delivery period, the Trust Depositor will advise the Representative promptly after it receives notice thereof, (i) when any amendment to the Registration Statement shall have become effective; (ii) of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, (iv) of the issuance by the Commission of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceedings for that purpose and (v) of any notification with respect to any suspension of the qualification of the Notes for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and will use its best efforts to prevent the issuance of any such stop order or suspension and, if any is issued, will promptly use its best efforts to obtain the withdrawal thereof.

     (d) If, at any time during the prospectus delivery period, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act, the Trust Depositor promptly will prepare and file with the Commission, an amendment or a supplement which will correct such statement or omission or effect such compliance.

     (e) The Trust Depositor will endeavor to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the

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Representative shall reasonably request and will continue such qualification in effect so long as reasonably required for distribution of the Notes; provided, however, that the Trust Depositor shall not be obligated to qualify to do business in any jurisdiction in which it is not currently so qualified; and provided, further, that the Trust Depositor shall not be required to file a general consent to service of process in any jurisdiction.

     (f) The Trust Depositor will furnish to the Representative, without charge, two copies of the Registration Statement (including exhibits thereto), one of which will be signed, and to each Underwriter conformed copies of the Registration Statement (without exhibits thereto) and, during the prospectus delivery period, as many copies of any Preliminary Prospectus and the Prospectus and any supplement thereto as the Underwriters may reasonably request.

     (g) For a period from the date of this Agreement until the retirement of the Notes, or until such time as the Underwriters shall cease to maintain a secondary market in the Notes, whichever first occurs, the Trust Depositor will deliver to the Underwriters (i) the annual statements of compliance, (ii) the annual independent certified public accountants' reports furnished to the Indenture Trustee, (iii) all documents required to be distributed to the Noteholders of the Trust and (iv) all documents filed with the Commission pursuant to the Exchange Act or any order of the Commission thereunder, in each case as provided to the Indenture Trustee or filed with the Commission, as soon as such statements and reports are furnished to the Indenture Trustee or filed or as soon thereafter as practicable.

     (h) To the extent, if any, that the rating provided with respect to the Notes by the rating agency or agencies that initially rate the Notes is conditional upon the furnishing of documents or the taking of any other actions by the Trust Depositor, the Servicer or Mitsui, as the case may be, shall furnish such documents and take any such other actions.

     (i) The Trust Depositor will, or will cause the Trust to, furnish such information, execute such instruments and take such actions, if any, as the Representative may reasonably request in connection with the filing with the NASD relating to the Notes should the Representative determine that such filing is required or appropriate.

     (j) The Trust Depositor will use the net proceeds received by it from the issuance of the Notes in the manner specified in the Prospectus under the caption "Use of Proceeds".

     (k) The Trust Depositor will cause the Trust to make generally available to Noteholders and to the Representative as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Trust occurring after the Effective Date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder.

     (l) For a period of 90 days from the date hereof, the Trust Depositor will not offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offering of, any securities collateralized by, or evidencing an ownership interest in, any asset-backed securities of the Trust Depositor or the Trust (other than the Notes purchased hereunder) without the prior written consent of the Underwriters.

     Section  6.  Conditions  to  the  Obligations  of  the  Underwriters.   The
respective obligations of the several Underwriters hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Trust Depositor, the Servicer and Mitsui contained herein, to the accuracy of the statements of the Trust Depositor, the Servicer and Mitsui made in any certificates pursuant to the provisions hereof, to the performance by the Trust Depositor, the Servicer and Mitsui of their respective obligations hereunder and to each of the following additional terms and conditions:

     (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424 in the manner and within the applicable time period prescribed for such filing by the rules and regulations of the Commission under the Securities Act and in accordance with Section 5(a) of this Agreement; and, prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for such purpose shall have been initiated or threatened by the Commission; and all requests for additional information from the Commission with respect to the Registration Statement shall have been complied with to the reasonable satisfaction of the Representative.

     (b) (i) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Transaction Agreements, the Notes, the Registration Statement, the Preliminary Prospectus and the

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Prospectus, and all other legal matters relating to such agreements and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Trust Depositor shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters and (ii) prior to or contemporaneously with the purchase of Notes hereunder, all transactions contemplated to be consummated under such Transaction Documents on the Closing Date (including, without limitation, the issuance and placement of any subordinated, privately-placed securities) shall have been so consummated to the reasonable satisfaction of the Underwriters.

     (c) Brown & Wood shall have furnished to the Representative their written opinion, as U.S. counsel to the Trust Depositor, the Servicer and Mitsui, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters.

     (d) (x) [________________________] shall have furnished to the
Representative his written opinion, as Secretary to the Servicer, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters and (y) [________________________] shall have furnished to the Representative his written opinion, as General Counsel to the Servicer, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters.

     (e) Brown & Wood shall have furnished to the Representative their written opinion, as U.S. counsel to the Trust Depositor, the Servicer and Mitsui, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, with respect to the characterization of the transfer of the Trust Assets by the Servicer to the Trust Depositor pursuant to the Transfer and Sale Agreement as a sale and the non-consolidation of the [Trust Depositor, the Servicer and Mitsui].

     (f) The Representative shall have received from Cadwalader, Wickersham & Taft, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to such matters as the Underwriters may require, and the Trust Depositor shall have furnished to such counsel such documents as they reasonably request for enabling them to pass upon such matters.

     (g) (i) [___________] shall have furnished to the Representatives their written opinion, as counsel to the Indenture Trustee, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters and (ii) [___________] shall have furnished to the Representatives their written opinion, as counsel to the Owner Trustee, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters.

     (h) Each of the Trust Depositor and the Servicer shall have furnished to the Representative a certificate, dated the Closing Date, of any of its Chairman of the Board, President or Vice President and its chief financial officer stating that (i) such officers have carefully examined the Registration Statement and the Prospectus, (ii) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that each of the Trust Depositor and the Servicer may exclude Underwriters' Information (as defined in Section 10(d) herein) from such representation),
(iii) the representations and warranties of the Trust Depositor or the Servicer, as the case may be, contained in this Agreement and the Transaction Agreements are true and correct in all material respects on and as of the Closing Date,
(iv) the Trust Depositor or the Servicer, as the case may be, has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder and under such agreements at or prior to the Closing Date, (v) no stop order suspending the effectiveness of the Registration Statement has been issued and is outstanding and no proceedings for that purpose have been instituted and not terminated or, to the best of his or her knowledge, are contemplated by the Commission, and
(vi) since the date of its most recent financial statements, there has been no material adverse change in the financial position or results of operations of the Trust Depositor or the Servicer, as applicable, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations or business of the Trust Depositor or the Servicer except as set forth in or contemplated by the Registration Statement and the Prospectus.

     (i) Subsequent to the date of this Agreement, there shall not have occurred
(i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Trust Depositor, the Servicer or Mitsui which materially impairs the investment quality of the Notes;
(ii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on either of such

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exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in securities of the Trust Depositor, the Servicer or Mitsui on any exchange or in the over-the-counter market shall have been suspended or (iii) a general moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (iv) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus.

     (j) With respect to the letter of [Ernst & Young LLP], delivered to the Underwriters concurrently with the execution of this Agreement (the "initial letter"), the Trust Depositor shall have furnished to the Underwriters a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of such bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its initial letter and (iii) confirming in all material respects the conclusions and findings set forth in its initial letter.

     (k) The Underwriters shall receive evidence satisfactory to them that, on or before the Closing Date, UCC-1 financing statements have been or are being filed in each office in each jurisdiction in which such financing statements are required to perfect the first priority security interests created by the Transfer and Sale Agreement reflecting the interest of the Trust Depositor in the Contracts and the proceeds thereof.

     (l) Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Notes or any of the Trust Depositor's other debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Notes or any of the Trust Depositor's other debt securities.

     (m) At the Closing Date, the Class A Notes shall be rated by each of [_________] and [_________] in their highest rating category; the Class B Notes shall be rated at least "[___]" by [________] and "[___]" by [________]; and the
Class C Notes shall be rated at least "[___]" by [_______] and "[___]" by [--------].

     (n) The Trust Depositor shall have delivered to the Representative a copy, certified by an officer of the Trust Depositor, of the Registration Statement as initially filed with the Commission and of all amendments thereto (including all exhibits) and full and complete sets of all comments of the Commission or its staff and all responses thereto with respect to the Registration Statement.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

     Section 7. Termination. The obligations of the Underwriters hereunder may be terminated by the Representative, in its absolute discretion, by notice given to and received by the Trust Depositor, the Servicer and Mitsui prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Section 6(i) or Section 6(l) shall have occurred.

     Section 8. Defaulting Underwriters. (a) If, on the Closing Date, any Underwriter or Underwriters default in the performance of its or their obligations under this Agreement, the Representative may make arrangements for the purchase of such Notes by other persons satisfactory to the Trust Depositor and the Representative, including any of the Underwriters, but if no such arrangements are made by the Closing Date, then each remaining non-defaulting Underwriter shall be severally obligated to purchase the Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Closing Date in the respective proportions which the principal amount of Notes set forth opposite the name of each remaining non-defaulting Underwriter in

Schedule I hereto bears to the aggregate principal amount of Notes set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule I hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Notes on the Closing Date if the aggregate principal amount of Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds one-eleventh of the aggregate principal amount of the Notes to be purchased on the Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase in total more than [____]% of the principal amount of the Notes which it agreed to purchase on the Closing Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded and the remaining Underwriters or other underwriters satisfactory to the Representative and the Trust Depositor do not elect to purchase the Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Trust Depositor, except that the provisions of Sections 9 and 13 shall not terminate and shall remain in effect. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule I hereto who, pursuant to this Section 8, purchases Notes which a defaulting Underwriter agreed but failed to purchase.

     (b) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If other Underwriters are obligated or agree to purchase the Notes of a defaulting Underwriter, either the Representative or the Trust Depositor may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Trust Depositor or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Trust Depositor agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus that effects any such changes.

     Section 9. Reimbursement of Underwriters' Expenses. If (i) the Trust Depositor shall fail to tender the Notes for delivery to the Underwriters for any reason permitted under this Agreement or (ii) the Underwriters shall decline to purchase the Notes for any reason permitted under this Agreement, the Trust Depositor shall reimburse the Underwriters for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Trust Depositor shall pay the full amount thereof to the Representative. If this Agreement is terminated pursuant to Section 8 by reason of the default of one or more Underwriters, the Trust Depositor shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

     Section 10. Indemnification.

     (a) The Trust Depositor, the Servicer and Mitsui shall, jointly and severally, indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act (collectively referred to for the purposes of this Section 10 as the Underwriter) against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Underwriter may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof or supplement thereto, or in any Preliminary Prospectus or the Prospectus or in any amendment thereof or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter for any legal or other expenses reasonably incurred by that Underwriter directly in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Trust Depositor, the Servicer nor Mitsui shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any Registration Statement as originally filed or in any amendment thereof or supplement thereto, or in any Preliminary Prospectus or the Prospectus or in any amendment thereof or supplement thereto in reliance upon and in conformity with the Underwriters' Information (as defined in Section 10(d) herein).

     (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless each of the Trust Depositor, the Servicer, Mitsui, and each of their directors, each officer of the Trust Depositor, the Servicer or Mitsui who signed the Registration Statement and each person, if any, who controls the Trust Depositor, the Servicer or Mitsui within the meaning of the Securities Act

(collectively referred to for the purposes of this Section 10 as the Trust Depositor, the Servicer or Mitsui, as appropriate), against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Trust Depositor, the Servicer and Mitsui may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof or supplement thereto, or in any Preliminary Prospectus or the Prospectus or in any amendment thereof or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Underwriters' Information (as defined in Section 10(d) herein), and shall reimburse the Trust Depositor, the Servicer and Mitsui for any legal or other expenses reasonably incurred by the Trust Depositor, the Servicer and Mitsui in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage or liability (or any action in respect thereof) as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representative shall have the right to employ counsel to represent jointly the Representative and the other Underwriters (and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 10) if, in the reasonable judgment of the Representative, it is advisable for the Representative and the other Underwriters and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Trust Depositor, the Servicer and Mitsui. Each indemnified party, as a condition of the indemnity agreements contained in Sections 10(a) and 10(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) The Underwriters confirm that the information (such information, the "Underwriters' Information") set forth (i) in the [last] paragraph on the cover page, (ii) the [_____] paragraph on page [__] and (iii) in the [_____] and [______] paragraphs under the caption "Plan of Distribution" in the Prospectus is correct and constitutes the only information furnished in writing to the Trust Depositor, the Servicer and Mitsui by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

     (e) The obligations of the Trust Depositor, the Servicer and Mitsui in this
Section 10 shall be in addition to any liability which the Trust Depositor, the Servicer or Mitsui may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 10 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director and officer of the Trust Depositor, the Servicer or Mitsui (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Trust Depositor) and to each person, if any, who controls the Trust Depositor, the Servicer or Mitsui within the meaning of the Securities Act.

     Section 11. Contribution. If the indemnification provided for in Section 10 is unavailable or insufficient to hold harmless an indemnified party under
Section 10(a) or (b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or any action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Trust Depositor, the Servicer and Mitsui on the one hand and the Underwriters on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust Depositor, the Servicer and Mitsui on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or any action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Trust Depositor, the Servicer and Mitsui on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased hereunder (before deducting expenses) received by the Trust Depositor bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Notes purchased hereunder, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust Depositor, the Servicer and Mitsui on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Trust Depositor, the Servicer, Mitsui and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 11 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim damage or liability referred to above in Section 10 shall be deemed to include, for purposes of this Section 11, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim or any action. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public less the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to indemnify and contribute as provided in Section 10 and this Section 11 are several in proportion to their respective underwriting obligations and not joint.

     Section 12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Trust Depositor, the Servicer and Mitsui and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Trust Depositor, the Servicer and Mitsui and their respective successors and the controlling persons and officers, directors referred to in Sections 10 and 11 and their heirs and legal representatives, any legal or equitable light, remedy or claim under or in respect of this Agreement or any provision contained herein.

     Section 13. Expenses. The Trust Depositor, the Servicer and Mitsui, jointly and severally, agree with the Underwriters to pay (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Notes and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (iii) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus and the Prospectus, all as provided in this Agreement;
(iv) the costs of reproducing and distributing this Agreement and any other underwriting and selling group documents by mail, telex or other means of communications; (v) the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 5(e) and of preparing, printing and distributing Blue Sky Memoranda and Legal Investment Surveys (including the related reasonable and documented fees and expenses of counsel to the Underwriters); (vi) any fees charged by rating agencies for rating the Notes; (vii) all fees and expenses of the Indenture Trustee and the Owner Trustee and each of their counsel; (viii) any transfer taxes payable in connection with its sale of the Notes pursuant to this Agreement; and (ix) all other costs and expenses incident to the performance of the obligations of the Trust Depositor, the Servicer and Mitsui under this Agreement; provided that, except as otherwise provided in this Section 13, the Underwriters shall pay their own costs and expenses, including, the costs and expenses of their counsel and the expenses of advertising any offering of the Notes made by the Underwriters.

     Section 14. Survival. The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Trust Depositor, the Servicer, Mitsui and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Trust Depositor, the Servicer or Mitsui, or any officer, director or controlling person of the Trust Depositor, the Servicer or Mitsui, and shall survive delivery of and payment for the Notes.

         Anything herein to the contrary notwithstanding, the indemnity agreement of the Trust Depositor, the Servicer and Mitsui in subsection (a) of
Section 10 hereof, the representations and warranties in subsections (b) and (c) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Trust Depositor, the Servicer or Mitsui pursuant to Section 6 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Trust Depositor, the Servicer or Mitsui, of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Securities Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Trust Depositor when the Registration Statement has become effective or who, with his or her consent, is named in the Registration Statement as about to become a director of the Trust Depositor, except in each case to the extent that such interest shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Securities Act. Unless in the opinion of counsel for the Trust Depositor the matter has been settled by controlling precedent, the Trust Depositor will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     Section 15. Notices.  All communication  hereunder shall be in writing and,
(i) if sent to the Underwriters will be mailed, delivered or telecopied and confirmed to them at First Union Capital Markets, a division of Wheat First Securities, Inc., Asset Securitization Division, 301 South College Street, TW-9, Charlotte, North Carolina 28288-0610, Telecopy Number: (704) 374-3254; provided, however, that any notice to an Underwriter pursuant to Section 9(c) shall be delivered or sent by mail, delivery or telecopy to such Underwriter at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by the Representative upon request;
(ii) if sent to the Trust Depositor, will be mailed, delivered or telecopied and confirmed to them at the address of the Trust Depositor set forth in the Registration Statement, Attention: [Chief Financial Officer]; (iii) if sent to the Servicer, will be mailed, delivered or telecopied and confirmed to them at the address of the Servicer set forth in the Registration Statement, Attention:
[Vice President and Treasurer] and (iv) if sent to Mitsui, will be mailed, delivered or telecopied and confirmed to them at the address of Mitsui set forth in the Registration Statement, Attention: [Vice President and Treasurer]. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Trust Depositor, the Servicer and Mitsui shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representative.

     Section 16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 17. Submission to Jurisdiction; Appointment of Agent for Service; Currency Indemnity.

     (a) To the fullest extent permitted by applicable law, each of the Trust Depositor, the Servicer and Mitsui irrevocably submits to the jurisdiction of any Federal or State court in the City, County and State of New York, United

States of America, in any suit or proceeding based on or arising under this Agreement, and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. Each of the Trust Depositor, the Servicer and Mitsui hereby irrevocably and fully waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. Each of the Trust Depositor, the Servicer and Mitsui hereby irrevocably designates and appoints [CT Corporation] (the "Process Agent"), as its authorized agent upon whom process may be served in any such suit or proceeding, it being understood that the designation and appointment of [CT Corporation] as such authorized agent shall become effective immediately without any further action on the part of the Trust Depositor, the Servicer or Mitsui. Each of the Trust Depositor, the Servicer and Mitsui represents to each Underwriter that it has notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same in writing. Each of the Trust Depositor, the Servicer and Mitsui hereby irrevocably authorizes and directs the Process Agent to accept such service. Each of the Trust Depositor, the Servicer and Mitsui further agrees that service of process upon the Process Agent and written notice of said service to the Trust Depositor, the Servicer or Mitsui, as the case may be, mailed by first class mail or delivered to the Process Agent at its principal office, shall be deemed in every respect effective service of process upon the Trust Depositor, the Servicer or Mitsui, as the case may be, in any such suit or proceeding. Nothing herein shall affect the right of any Underwriter or any person controlling any Underwriter to serve process in any other manner permitted by law. Each of the Trust Depositor, the Servicer and Mitsui agrees that a final action in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other lawful manner.

     (b) The obligation of the parties to make payments hereunder is in U.S. dollars (U.S. dollars and such other currencies referred to above being called the "Obligation Currency") and such obligation shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency or any other realization in such other currency, whether as proceeds of set-off, security, guarantee, distributions, or otherwise, except to the extent to which such tender, recovery or realization shall result in the effective receipt by the party which is to receive such payment of the full amount of the Obligation Currency expressed to be payable hereunder, and the party liable to make such payment agrees to indemnify the party which is to receive such payment (as an additional, separate and independent cause of action) for the amount (if any) by which such effective receipt shall fall short of the full amount of the Obligation Currency expressed to be payable hereunder and such obligation to indemnify shall not be affected by judgment being obtained for any other sums due under this Agreement.

     Section 18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     Section 19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     Section 20. Effectiveness. This Agreement shall become effective upon execution and delivery.

     If you are in agreement with the foregoing, please sign the counterpart hereof and return it to the Trust Depositor, whereupon this letter and your acceptance shall become a binding agreement among the Trust Depositor, the Servicer, Mitsui and the several Underwriters.

                                Very truly yours,

                                MITSUI VENDOR LEASING FUNDING CORP. II


                                By:
                                    --------------------------------------
                                Name:
                                Title:

                                MITSUI VENDOR LEASING (U.S.A.) INC.


                                By:
                                    --------------------------------------
                                Name:
                                Title:

                                MITSUI LEASING AND DEVELOPMENT, LIMITED



                                By:
                                    --------------------------------------
                                Name:
                                Title:


The foregoing Agreement is hereby confirmed and accepted as of the date hereof.

FIRST UNION CAPITAL MARKETS, A DIVISION
OF WHEAT FIRST SECURITIES, INC.,
as Representative of the Underwriters


By:
    --------------------------------------
    Name:
    Title:

                                   SCHEDULE I

Date of Underwriting Agreement:           November [__], 1998

Underwriters:                             First Union Capital Markets,
                                          a division of Wheat First
                                          Securities, Inc.

Representative and Address:               First Union Capital Markets, a
                                          division of Wheat First
                                          Securities, Inc.
                                                  One First Union Center, TW-9
                                                  301 South College Street
                                                  Charlotte, NC 28288-0610

Title, Purchase Price and Description of Notes:

   Class A-1 Notes
   ---------------
   Title:                     $[_______] [_____]% Class A-1 Receivable-
                              Backed Notes, Series 1998-1
   Price to public:           [_____]%
   Purchase price:            [_____]%
   Underwriting discount:     [______]%
   Payment Dates:             The 25th calendar day of each month (if such day
                              is not a Business  Day,  the next succeeding
                              Business Day), commencing November 25, 1998
   Maturity:                  [_________] [____] Payment Date
   Redemption provisions:     Notes remaining  outstanding may be redeemed
                              in whole, but not in part, on any Payment Date at the Trust Depositor's option if the ADCB of the Contract Pool at such time is less than 10% of the initial ADCB of the Contract Pool as of the Cutoff
                              Date.

   Class A-2 Notes
   ---------------
   Title:                     $[___________] [_____]% Class A-2
                              Receivable-Backed Notes, Series 1998-1
   Price to public:           [_____]%
   Purchase price:            [_____]%
   Underwriting discount:     [______]%
   Payment Dates:             The 25th  calendar  day of each month (if such
                              day is not a Business  Day,  the next
                              succeeding Business Day), commencing
                                November 25, 1998
   Maturity:                  [_________] [____] Payment Date
   Redemption provisions:     Notes remaining  outstanding may be redeemed
                              in whole, but not in part, on any Payment Date at the Trust Depositor's option if the ADCB of the Contract Pool at such time is less than 10% of the initial ADCB of the Contract Pool as of the Cutoff
                              Date.

   Class A-3 Notes
   ---------------
   Title:                     $[___________] [_____]% Class A-3 Receivable-
                              Backed Notes, Series 1998-1
   Price to public:           [_____]%
   Purchase price:            [_____]%
   Underwriting
   discount:                  [______]%
   Payment Dates:             The 25th  calendar  day of each month (if
                              such day is not a Business  Day,  the
                              next succeeding Business Day), commencing
                                November 25, 1998
   Maturity:                  [_________] [____] Payment Date
   Redemption
   provisions:                Notes remaining  outstanding may be redeemed
                              in whole, but not in part, on any Payment Date at the Trust Depositor's option if the ADCB of the Contract Pool at such time is less than 10% of the initial ADCB of the Contract Pool as of the Cutoff
                              Date.

   Class B Notes
   -------------
   Title:                     $[__________] [_____]% Class B Receivable-
                              Backed Notes, Series 1998-1

   Price to public:           [_____]%
   Purchase price:            [_____]%
   Underwriting
   discount:                  [______]%
   Payment Dates:             The 25th  calendar  day of each month (if such
                              day is not a Business  Day,  the
                              next succeeding Business Day), commencing
                                November 25, 1998
   Maturity:                  [_________] [____] Payment Date
   Redemption
   provisions:                Notes remaining  outstanding may be redeemed
                              in whole, but not in part, on any Payment Date at the Trust Depositor's option if the ADCB of the Contract Pool at such time is less than 10% of the initial ADCB of the Contract Pool as of the Cutoff
                              Date.

   Class C Notes
   -------------
   Title:                     $[_________] [_____]% Class C Receivable-
                              Backed Notes, Series 1998-1
   Price to public:           [______]%
   Purchase price:            [______]%
   Underwriting
   discount:                  [______]%
   Payment Dates:             The 25th  calendar  day of each month (if such
                              day is not a Business  Day,  the next succeeding
                              Business Day), commencing November 25, 1998
   Maturity:                  [________] [____] Payment Date
   Redemption
   provisions:                Notes remaining  outstanding may be redeemed
                              in whole, but not in part, on any Payment Date at the Trust Depositor's option if the ADCB of the Contract Pool at such time is less than 10% of the initial ADCB of the Contract Pool as of the Cutoff
                              Date.

   Closing Date, Time and Location:
   Date:                      November [__], 1998
   Time:                      [9:00 New York City time]
   Location:                  [Brown & Wood, _________________________,
                              New York, New York]

                                   SCHEDULE II

                                  UNDERWRITERS

$[__________] Principal Amount of Class A-1 Notes to be Purchased

                                                   Principal Amount
                                                   ----------------

First Union Capital Markets, a division of Wheat
First Securities, Inc.                             $ __________
[Other Underwriters]                                 __________
                                                     ----------
                                                     ----------


                                  UNDERWRITERS

$[__________] Principal Amount of Class A-2 Notes to be Purchased

                                                   Principal Amount
                                                   ----------------
First Union Capital Markets, a division of
Wheat First Securities, Inc.                       $ __________
[Other Underwriters]                                 __________
                                                     ----------
                                                     ----------

                                  UNDERWRITERS

$[__________] Principal Amount of Class A-3 Notes to be Purchased

                                                   Principal Amount
                                                   ----------------
First Union Capital Markets, a division of
Wheat First Securities, Inc.                       $ __________
[Other Underwriters]                                 __________
                                                     ----------
                                                     ----------


                                   UNDERWRITER

$[__________] Principal Amount of Class B Notes to be Purchased

                                                    Principal Amount
                                                    ----------------
First Union Capital Markets, a division of
Wheat First Securities, Inc.                        $__________


                                   UNDERWRITER

$[__________] Principal Amount of Class C Notes to be Purchased

                                                    Principal Amount
                                                    -----------------
First Union Capital Markets, a division of
Wheat First Securities, Inc.                        $__________